Supplement to the Prospectuses of
Retirement Reserves and
Income Advantage, each dated
September 26, 2003

Following the close of the New York Stock Exchange on January 9, 2004, you will no longer be able to allocate premium payments or transfer contract values to the investment options that invest in the following mutual funds: Strong Mid Cap Growth Fund II, Strong Opportunity Fund II, PBHG Small Cap Portfolio, PBHG Select Value Portfolio, PBHG Select 20 Portfolio, PBHG Technology & Communications Portfolio, and PBHG Growth II Portfolio. Money in those investment options at that time will remain there, but you may withdraw it or transfer it to another investment option.

If you use our Automatic Account Builder Service, and currently direct money to any of these investment options, you must change your allocation instructions before the close of the New York Stock Exchange on January 12, 2004. Any money that would have been placed in these investment options will automatically be deposited in the VIP Money Market investment option until we receive new, valid instructions.

If you use our Dollar Cost Averaging Service, and currently direct money to any of these investment options, you must change your allocation instructions before the close of the New York Stock Exchange on January 12, 2004. Any money that would have been placed in these investment options will remain in the investment option from which it would have been transferred-- either VIP Money Market or VIP Investment Grade Bond investment options, until we receive new, valid instructions.

If you participate in our Automatic Rebalancing Service, and currently direct money to any of these investment options, you must change your allocation instructions before the close of the New York Stock Exchange on January 12, 2004. If we do not receive new, valid instructions by then we will not process any Automatic Rebalancing transactions until we have received new, valid instructions from you.

December 26, 2003